SPDR® SERIES TRUST

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

SPDR Bloomberg Barclays TIPS ETF

SPDR Bloomberg Barclays 1-10 Year TIPS ETF

SPDR Portfolio Short Term Treasury ETF

SPDR Bloomberg Barclays Intermediate Term Treasury ETF

SPDR Portfolio Long Term Treasury ETF

(the “Funds”)

Supplement dated April 18, 2019 to the Summary Prospectuses

each dated October 31, 2018, as may be supplemented from time to time

Effective immediately, the following is added to the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section for each Fund:

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

04182019SUP4